FIRST AMENDMENT
TO
LOAN MODIFICATION, RENEWAL
AND EXTENSION AGREEMENT

This First Amendment to Loan Modification, Renewal and Extension Agreement (this “First Amendment”) is made and entered into by and between FH Partners LLC, a Texas limited liability company (“Holder”), and YTB International, Inc., a Delaware corporation (“Borrower”) upon the following terms and conditions:

WHEREAS, Holder and Borrower entered into that certain Loan Modification, Renewal and Extension Agreement dated effective July 26, 2009, (the “Modification Agreement”), relating to the modification, renewal and extension of the Loan; said Modification Agreement being incorporated herein by this reference thereto;

WHEREAS, Holder and Borrower now desire to modify the maturity date of the Loan as modified in the Modification Agreement for the consideration hereinafter expressed;

NOW THEREFORE, for an in consideration of the sum of Ten and No/100 Dollars ($10.00) paid by Borrower to Holder and the mutual covenants and agreements herein contained and other good and valuable considerations, the receipt and adequacy of which considerations are hereby expressly acknowledged by the undersigned, the parties hereto do agree as follows:

1.
The maturity date of the Loan was extended to April 30, 2010 in the Modification Agreement.  Such maturity date shall be hereby extended to August 31, 2010 unless earlier accelerated pursuant to the terms of any of the instruments or documents evidencing, securing or pertaining to the Loan and Borrower hereby agrees that this First Amendment renews and extends, but does not extinguish, the July 26, 2006 Note as renewed and extended by the July 26, 2008 Note and liens created by the Mortgage.

2.
Except as modified herein, the Mortgage and all of the other instruments and loan documents evidencing, securing, or pertaining to the Loan shall continue in full force and effect as originally executed and delivered.

3.
Borrower hereby reaffirms all of the representations and warranties made to Meridian Bank, the original lender, at the time the Loan was made and at the time of the execution and delivery of the July 26, 2006 Note and the July 26, 2008 Note and declares the same to be true as of such date and as of the date hereof.

4.
Borrower acknowledges and represents that the liens created and evidenced by the Mortgage are valid and existing liens of the recited dignity and priority, and Borrower acknowledges and agrees that there is no offset, counterclaim or defense of any kind to the July 26, 2006 Note, July 26, 2008 Note, Modification Agreement or Mortgage as modified hereby.

5.
Contemporaneously with the execution and delivery hereof, and as a condition to the effectiveness hereof, Borrower shall pay or cause to be paid all accrued interest on the July 26, 2006 Note as renewed and extended by the July 26, 2008 Note and all costs and expenses incident to the consummation of the transactions specified herein, including, without limitation (i) reasonable fees and expenses of legal counsel to the Holder, if any, and (ii) recording fees.

6.	Holder does not, by execution of this Agreement, waive any rights and remedies it may have against Borrower or any other person or entity not a party hereto.

7.
FURTHER, IT IS EXPRESSLY AGREED THAT FOR AND IN CONSIDERATION OF THIS AGREEMENT, BORROWER HEREBY RELEASES AND FOREVER DISCHARGES HOLDER AND ITS OFFICERS, DIRECTORS, COUNSEL, EMPLOYEES, AGENTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS FROM ALL CAUSES OF ACTION, CLAIMS, RIGHTS, AND CONTROVERSIES, KNOWN OR UNKNOWN, WHICH BORROWER HAD, NOW HAS, OR MAY HEREAFTER ACQUIRE WHICH RELATE TO, ARE BASED ON, ARISE OUT OF, OR ARE IN ANY WAY CONNECTED WITH ANY ACTS OF HOLDER OCCURRING PRIOR TO THE EXECUTION OF THIS AGREEMENT AND RELATING IN ANY MANNER TO THE ABOVE DESCRIBED LOAN, MODIFICATION AGREEMENT OR MORTGAGE OR THE PROPERTY DESCRIBED HEREIN OR THEREIN.  THIS IS A GENERAL RELEASE OF ALL POSSIBLE CLAIMS AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER RELATED TO THE ABOVE DESCRIBED SUBJECT MATTER AND IT IS TO BE INTERPRETED LIBERALLY TO EFFECTUATE MAXIMUM PROTECTION OF HOLDER.

8.
It is understood and agreed that except as to such changes made herein, the terms and provisions of the July 26, 2006 Note as renewed and extended by the July 26, 2008 Note and as modified by the Modification Agreement and hereby shall be brought forward and remain in all respects unchanged and that the balance owing thereon as herein renewed, rearranged, modified and/or extended is subjection to no offsets, deductions, credits, charges or claims of whatsoever kind or character and shall be due and payable in the manner herein set out and that the aforesaid Mortgage, and any other documents securing the payment of the Note, except to the extent validly modified in writing or released prior to the date hereof and except as modified, renewed, rearranged and extended herein so as to secure the payment of the Loan, shall remain in full force and effect until the full and final payment of the Loan.  No further modification, release or amendment may be made related to the Loan unless such modification, release or amendment is made in a writing executed by Borrower and Holder.

9.
This First Amendment may be executed in counterparts, each of which when taken together shall be deemed an original, but all of which shall be deemed for all purposes one and the same instrument.  Counterpart signatures may be transmitted by facsimile and this First Amendment shall be binding upon transmission of all signed counterparts to each party.

10.
Except as set forth above, the terms and conditions of the Modification Agreement are hereby republished, ratified and affirmed by Holder and Borrower and as so ratified and affirmed are hereby republished and incorporated herein by this reference thereto.

11.	All capitalized terms utilized and not defined herein shall have the meaning as defined in the Modification Agreement.

Executed effective the 1st day of May, 2010 (the “Amendment Effective Date”).

HOLDER:

FH Partners LLC

By:	/s/ Lonnie R. Abrahams, S.V.P.
Name: Lonnie R. Abrahams
Title: Senior Vice President

BORROWER:

YTB International, Inc.

By:	/s/ Robert M. Van Patten Date: 6/17/10
Name: Robert M. Van Patten
Title: President